GUIDESTONE FUNDS
Supplement dated April 14, 2026
to
Statement of Additional Information for the MyDestination 2065 Fund (“SAI”) dated December 31, 2025
This supplement provides new information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI.
I.  CHANGES TO MANAGEMENT OF THE FUNDS
Effective April 15, 2026, Tammy Harp will no longer serve as Chief Compliance Officer and AML Compliance Officer of GuideStone Funds (Trust). Upon effectiveness, all references to Ms. Harp are deleted in their entirety.
In addition, effective April 15, 2026, Matthew A. Wolfe will become Chief Compliance Officer and AML Compliance Officer of the Trust. All references to Matthew A. Wolfe, Chief Legal Officer, are deleted in their entirety and replaced with Matthew A. Wolfe, Chief Compliance Officer, Chief Legal Officer and AML Compliance Officer.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
i